UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: August 28, 2008

GEOPULSE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-137519	98-0560923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1200, Kunxun Tower 9 Zhichun Avenue, Haidian District Beijing, P.R. China
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (8610) 8233-1929

1055 West Georgia Street, Suite 2772 Vancouver, British Columbia, Canada V6E 3R5
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

The sole officer and director of the Registrant is a resident of the Peoples Republic of China.  As a result, the Registrant determined that it was appropriate to change the location of its principal executive offices.

The new address and phone number for the Registrant are as follows:

Suite 1200, Kunxun Tower

9 Zhichun Avenue, Haidian District

Beijing, P.R. China

Telephone:  (8610) 8233-1929

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPULSE EXPLORATION, INC.

By: /s/ Zhipeng Cai

Zhipeng Cai, President

Date: September 4, 2008